Exhibit 21.1

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
9805 Willows Road, LLC	Washington
Alize Srl	Italy
Amelia Island No.1, LLC	Delaware
AmeriHost Franchise Systems, Inc.	Delaware
Apanage B.V.	Netherlands
Apex Marketing, Inc.	Arkansas
Aston Hotels & Resorts International, Inc.	Delaware
ATS (RCI) Pty Ltd (trading as RCI Asia Pacific Travel Pty Ltd)	Australia
Avenue Plaza LLC	Louisiana
Baymont Franchise Systems, Inc.	Delaware
Becks Holidays Ltd.	United Kingdom
Beijing He Da Hotel Management Co., Ltd.	China
BFICP Corporation	Delaware
BHV Development, Inc.	Delaware
Buccaneer Development, Inc.	U.S. Virgin Islands
Camping Holidays Ltd.	United Kingdom
Canvas Holdings Ltd.	Scotland
Canvas Holidays BV	Netherlands
Canvas Holidays GmbH	Germany
Canvas Holidays Ltd.	United Kingdom
Canvas Holidays SL	Spain
Car Holidays Ltd.	United Kingdom
Cendant Europe Limited	United Kingdom
Cendant Finance	United Kingdom
Cendant Vacation Rental Group Holdings C.V.	Netherlands
Chalet Holidays Ltd.	United Kingdom
Concerto Marketing Ltd.	United Kingdom
Coral Baja Water S.A. de C.V.	Mexico
Corporate Information Services Australia Pty Limited	Australia
CRI Operations Limited	Isle of Man
Cuendet & Cie S.p.A.	Italy
Cycleagent Ltd.	United Kingdom
Dansk Familieferie Werbeagentur GmbH	Germany
Davis Beach, Co. (joint venture)
Days Inns Worldwide, Inc.	Delaware
Den Norske Hytteformidling AS	Denmark
Destination Marketing International Limited	Hong Kong
Destination Marketing Pte Ltd	Singapore
DIW Canada, Inc.	Delaware
DIW Merger Sub, LLC	Delaware
Eastern Resorts Company LLC	Rhode Island
Eastern Resorts Corporation	Delaware
EFI Development Funding, Inc.	Delaware
EFI Funding Company, Inc.	Delaware
EMEA Holdings C.V.	Netherlands
Emerald Cottages Holidays Ltd.	United Kingdom
English Country Cottages Ltd.	United Kingdom
Entriks Holdings B.V.	Netherlands
Entriks Holland B.V.	Netherlands
Equivest Administrative Services, Inc.	Delaware
Equivest Capital, Inc.	Delaware
Equivest Entertainment Services, Inc.	Delaware
Equivest Finance, Inc.	Delaware
Equivest Florida, Inc.	Delaware
Equivest Louisiana, Inc.	Delaware

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
Equivest Management Services, Inc.	Delaware
Equivest Maryland, Inc.	Delaware
Equivest Resorts Vacation Club, Inc.	Delaware
Equivest St. Thomas, Inc.	U.S. Virgin Islands
Equivest Texas, Inc.	Delaware
Equivest Vacation and Travel Club, Inc.	North Carolina
Equivest Vacation Club, Inc.	Delaware
Equivest Washington, Inc.	Delaware
Eurolexus Limited	United Kingdom
Exploitateiemaatschappij “Port Greve” B.V.	Netherlands
Extra Holidays, LLC	Delaware
Fairfield Bay, Inc.	Arkansas
Fairfield Capital Corporation	Delaware
Fairfield Flagstaff Realty, Inc.	Arizona
Fairfield Funding Corporation, III	Delaware
Fairfield Glade, Inc.	Tennessee
Fairfield Homes Construction Company	Florida
Fairfield Management Services, Inc.	Florida
Fairfield Mortgage Acceptance Corporation	Delaware
Fairfield Mortgage Corporation	Arkansas
Fairfield Mountains, Inc.	North Carolina
Fairfield Myrtle Beach, Inc.	Delaware
Fairfield Pagosa Realty, Inc.	Colorado
Fairfield Receivables Corporation	Delaware
Fairfield Resort Management Services, Inc.	Indiana
Fairfield Resorts, Inc.	Delaware
Fairfield Sapphire Valley, Inc.	North Carolina
Fairfield Vacation Resorts, Inc.	Delaware
Fairfield Virgin Islands, Inc.	Delaware
FFD Development Company, LLC	Delaware
Fjordhytter AS	Norway
FRI Daytona, LLC	Florida
Global Registry, Inc.	Delaware
Global Vacation Network Travel Italia srl	Italy
Grand Hacienda Holidays, S. de R.L. de C.V.	Mexico
Hana-Maui 1, LLC	Delaware
Hana-Maui 2, LLC	Delaware
Hana-Maui 3, LLC	Delaware
Hana-Maui 4, LLC	Delaware
HDG Brasil Servicos de Turismo, comercios e hotelaria em geral Ltda.	Brazil
HDG Consulting Enterprises Sdn Bhd	Malaysia
HJ Flavors, Inc.	Delaware
Holiday Cottages Group Limited	United Kingdom
Holiday Homes Africa	South Africa
Hotel Dynamics - Hotelink Pty Limited	Australia
Hotel Dynamics Argentina S.R.L.	Argentina
Hotel Dynamics Australia Pty Ltd	Australia
Hotel Dynamics Brasil Comercio y Servicios de Hoteleria y Turismo Limitada	Brazil
Hotel Dynamics Chile Limitada	Chile
Hotel Dynamics Holdings Limited	Hong Kong
Hotel Dynamics Holland BV	Netherlands
Hotel Dynamics India Private Limited	India
Hotel Dynamics International (NZ) Limited	New Zealand
Hotel Dynamics International Limited	New Zealand
Hotel Dynamics International Limited	Hong Kong
Hotel Dynamics International Ltda.	Colombia
Hotel Dynamics Limited	Hong Kong

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
Hotel Dynamics Phil. Inc.	Philippines
Hotel Dynamics Pte Ltd	Singapore
Hotel Dynamics S.A. de C.V.	Mexico
Hotel Dynamics Services Ltd.	Egypt
Hotel Dynamics Services UK Limited	United Kingdom
Hotel Dynamics SL	Spain
Hotel Dynamics Venezuela, S.R.L.	Venezuela
Hotelinks.com Limited	Hong Kong
Howard Johnson International, Inc.	Delaware
Independent Holidays Group Limited	United Kingdom
Individual Travellers Company Limited	United Kingdom
Inmobiliaria Residencial Los Cabos No. 1 S. de R.L. de C.V.	Mexico
Inmobiliaria Residencial Los Cabos No. 2 S. de R.L. de C.V.	Mexico
Intercambios Endless Vacation IEV, Inc.	Indiana
Intercambios Endless Vacations IEV, C.A.	Venezuela
International Life Leisure Group Limited	United Kingdom
International Life Leisure Limited	United Kingdom
Interval Management, Inc.	Pennsylvania
Knights Franchise Systems, Inc.	Delaware
Kona Hawaiian Vacation Ownership, L.L.C.	Hawaii
KT Leisure Limited	United Kingdom
Landal GreenParks B.V.	Netherlands
Landal GreenParks Beheer en Projection B.V.	Netherlands
Landal GreenParks Ges.mbH	Austria
Landal GreenParks GMBH	Germany
Landal GreenParks Holding B.V.	Netherlands
Landal Landgoed’t Loo BV	Netherlands
Landal Stroombroek B.V.	Netherlands
Leadco Europe Limited	United Kingdom
Leading Residences of the World, LLC	Delaware
Legislator 1234 Ltd.	United Kingdom
Long Wharf Marina Restaurant Inc.	Rhode Island
Marketing Solutions Limited	Hong Kong
Mirror Lake Development, Inc.	Delaware
Mirror Lake Realty, Inc.	Wisconsin
MRG&L Judgment Acquisition Corp. I	Florida
MT Beds	South Africa
NorthCourse Limited	United Kingdom
NorthCourse, Inc.	Delaware
Novasol A/S	Denmark
Novasol AB	Sweden
Novasol AS Norge	Norway
Novasol B.V.	Netherlands
Novasol Data A/S	Denmark
Novasol GmbH	Germany
Novasol Hungaria Dienstleistungsgesm.b.H.	Hungary
Novasol Polska Sp. Z.O.O.	Poland
Novasol Reise GmbH	Germany
Novasol S.R.O.	Czech.
Novasol Turisicka Agencija d.o.o.	Croatia
Ocean Ranch Development, Inc.	Florida
Ocean Ranch Vacation Group
Ocean Walk Joint Venture	Florida
Palm Resort Group, Inc.	Florida
Palm Vacation Group	Florida
Peppertree Acquisition II Corp.	Delaware
Peppertree Resort Villas, Inc.	North Carolina

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
Peppertree Resorts Management Inc.	North Carolina
Peppertree Resorts, Ltd.	North Carolina
Planedrive Limited	United Kingdom
Pointeuro IV Limited	United Kingdom
Pointeuro V Limited	United Kingdom
Pointlux S.a.r.l.	Luxembourg
Pointtravel Co. Ltd.	United Kingdom
Port Lucaya Resort Company Limited (joint venture)	Bahamas
Posarelli Srl	Italy
Ramada International, Inc.	Delaware
Ramada Worldwide Inc.	Delaware
RCI (Deustchland) GMBH	Germany
RCI (Portugal) Servicos de Intercambio Turistico, Limitada	Portugal
RCI (Portugal) Viagens e Turismo, Limitada	Portugal
RCI Argentina, Inc.	Indiana
RCI Asia-Pacific Pte. Ltd.	Indiana
RCI Australasia, Inc.	Indiana
RCI Benelux S.A.	Belgium
RCI Brasil Ltda.	Brazil
RCI Call Centre (Ireland) Limited	Ireland
RCI Canada, Inc.	Indiana
RCI Canouan No. 1 LLC	Delaware
RCI Canouan No. 2 LLC	Delaware
RCI Canouan No. 3 LLC	Delaware
RCI Carlyle No. 1 LLC	Delaware
RCI Carlyle No. 2 LLC	Delaware
RCI Cayman, Ltd.	Cayman Islands
RCI Chile, Inc.	Indiana
RCI Colombia, Inc.	Indiana
RCI Consulting GmbH	Munich, Germany
RCI Europe	United Kingdom
RCI Europe (Points) Limited	United Kingdom
RCI Europe Service Limited	United Kingdom
RCI Finland OY	Finland
RCI France S.A.R.L.	France
RCI General Holdco 2, Inc.	Delaware
RCI Global Vacation Network	United Kingdom
RCI Global Vacation Network (Ireland) Limited	Ireland
RCI Global Vacation Network Denmark ApS	Denmark
RCI Global Vacation Network Subsidiary, LLC	Delaware
RCI Global Vacation Network, Inc.	Delaware
RCI Golf, LLC	Delaware
RCI Greece S.A.	Greece
RCI Hawaii No. 1, LLC	Delaware
RCI Hawaii No. 2, LLC	Delaware
RCI Holiday Network, Inc.	Delaware
RCI India Pvt. Ltd.	India
RCI Italia SRL	Italy
RCI Kiawah Island, LLC	Delaware
RCI Kilt No.1 LLC	Delaware
RCI Latinoamerica S.A.	Uruguay
RCI Malaysia, Inc.	Indiana
RCI Management P/L (trading as RCI Resort Management Pty Ltd)	Australia
RCI Management Services (Pty) Ltd	South Africa
RCI New York LLC	Delaware
RCI Pacific (NZ) Pty Ltd	New Zealand
RCI Pacific Pty. Ltd.	Australia

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
RCI Resort Management Limited	United Kingdom
RCI Rewards LLC	Delaware
RCI Scandinavia A/S	Denmark
RCI Securities Holding Pty. Ltd.	Australia
RCI Securities Limited	Australia
RCI Services - Bermuda Ltd.	Bermuda
RCI Technology Corp.	Colorado
RCI TM Corp.	Delaware
RCI Tourism Development (India) Ltd.	United Kingdom
RCI Travel & Holiday Management Consulting Beijing Company Limited	China
RCI Travel C.A.	Venezuela
RCI Travel Club S.A.	Spain
RCI Travel Pte. Ltd.	Singapore
RCI Travel Pty Ltd	Australia
RCI Zimbabwe (Private) Limited (joint venture)	Zimbabwe
RCI, LLC	Delaware
Recondela Pty Ltd	Australia
Resolution Credit Corporation	Delaware
Resort Condominiums International de Mexico S. de R.L. de C.V.	Mexico
Resort Condominiums International de Venezuela, C.A.	Venezuela
Resort Connections, Inc.	Delaware
Resort Marketing Services, Inc.	Delaware
Resort Parks International Limited	United Kingdom
Resort Rental, LLC	Delaware
Resorts Title, Inc.	Florida
Santa Fe No. 1, LLC	Delaware
Santa Fe No. 2, LLC	Delaware
Sea Gardens Beach and Tennis Resort, Inc.	Florida
Serenity Yacht Club, Inc.	Florida
Shawnee Development, Inc.	Pennsylvania
Shawnee Properties, Inc.	Pennsylvania
Shawnee Realty, Inc.	Pennsylvania
Shawnee Vacation Rentals, Inc.	Pennsylvania
Shirley Realty Company	Arkansas
Sierra 2003-1 Receivables Funding Company, LLC	Delaware
Sierra 2003-2 Receivables Funding Company, LLC	Delaware
Sierra Deposit Company, LLC	Delaware
Sierra Timeshare 2004-1 Receivables Funding, LLC	Delaware
Sierra Timeshare 2005-1 Receivables Funding, LLC	Delaware
Sierra Timeshare 2006-1 Receivables Funding, LLC	Delaware
Sierra Timeshare Conduit Receivables Funding, LLC	Delaware
St. Augustine Resort Development Group Inc.	Florida
Steamboat No. 1, LLC	Delaware
Steamboat No. 2, LLC	Delaware
Steamboat No. 3, LLC	Delaware
Steamboat No. 4, LLC	Delaware
Stilwell Publishing Limited	United Kingdom
STS (RCI) Pty Ltd (trading as RCI Club Administration Pty Ltd)	Australia
Suntree Development Company	Florida
Super 8 Motels, Inc.	South Dakota
Telluride No. 1, LLC	Delaware
The Florida Companies	Florida
The International Leisure Corporation Limited	Isle of Man
Timeshare Holding Co., LLC	Delaware
TM Acquisition Corp.	Delaware
TM Acquisition Sub, Inc.	Delaware
Travel Rewards, Inc.	Delaware

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
Travelodge Hotels, Inc.	Delaware
Trendwest Funding I, Inc.	Delaware
Trendwest Funding II, Inc.	Delaware
Trendwest Leasing, L.L.C.	Washington
Trendwest Resorts (Fiji) Limited	Fiji
Trendwest Resorts Canada, Inc.	Yukon Territory
Trendwest Resorts Mexico S.A. de C.V.	Mexico
Trendwest Resorts South Pacific Pty Limited	New South Wales
Trendwest Resorts, Inc.	Oregon
Trendwest South Pacific (NZ) Limited	New Zealand
Trendwest South Pacific Finance Pty Limited	Queensland
Trendwest South Pacific Hospitality PTY LTD.	Australia
Trendwest South Pacific Management PTY Ltd.	Queensland
Trendwest South Pacific Pty. Limited	New South Wales
Trendwest South Pacific Travel PTY Ltd.	New South Wales
TRI Funding Company I, LLC (joint venture)	Delaware
TRI Funding II, Inc.	Delaware
TRI Funding III, Inc.	Delaware
TRI Funding IV, Inc.	Delaware
TRI Funding V, Inc.	Delaware
TTG Independent Holidays Group Limited	United Kingdom
TW Holdings II, Inc.	Delaware
TW Holdings III, Inc.	Delaware
TW Holdings, Inc.	Nevada
TW Resorts Real Estate, Inc.	Oregon
TWH Funding I, Inc.	Delaware
Two Flags Joint Venture LLC	Delaware
Uitslagdijk B.V.	Netherlands
Vacances en Campagne Ltd.	United Kingdom
Vacation Break At Ocean Ranch, Inc.	Florida
Vacation Break International Limited	Bahamas
Vacation Break Management, Inc.	Florida
Vacation Break Marketing Company Limited	Bahamas
Vacation Break Resorts At Palm Aire, Inc.	Florida
Vacation Break Resorts At Star Island, Inc.	Florida
Vacation Break Resorts, Inc.	Florida
Vacation Break U.S.A., Inc.	Florida
Vacation Break Welcome Centers, Inc.	Florida
Vacation Care (Israel) Inc.	Indiana
Vacation Exchanges International Pty Limited (trading as RCI Southern Africa Pty Ltd.)	South Africa
Vacation Rental B.V.	Netherlands
Vacation Rental Group Holdings Limited	United Kingdom
Vacation Rental Group, Inc.	Delaware
Vacation Therapy Spa, LLC	Delaware
Vacations International S. de R.L. de C.V.	Mexico
Vere Leisure Ltd.	United Kingdom
VRG SARL	France
VRG Switzerland	Switzerland
Warsberg GmbH & Co KG	Germany
Warsberg Verwaltungs GmbH	Germany
Welcome Holidays Ltd.	United Kingdom
WHG (BVI) Inc.	British Virgin Islands
WHG Hospitality (Texas), Inc.	Texas
WHG Hospitality, Inc.	Delaware
WHG International (EAST), Inc.	Delaware
WHG International, Inc.	Delaware
WHG TM Corp.	Delaware

Wyndham Worldwide Corporation Subsidiary List

NAME	JURISDICTION
WHM St. Thomas, Inc.	U.S. Virgin Islands
Winemakers Club Pty Ltd	Australia
Wingate Inns International, Inc.	Delaware
WWC Supplier Services, Inc.	Delaware
Wyndham Consumer Finance, Inc.	Delaware
Wyndham Hotel Group Europe Limited	United Kingdom
Wyndham Hotel Group, LLC	Delaware
Wyndham Hotel Management, Inc.	Delaware
Wyndham Hotels and Resorts, LLC	Delaware
Wyndham Security, LLC	Delaware
Wyndham TM Corp.	Delaware
Wyndham Vacation Ownership, Inc.	Delaware
Wyndham Worldwide Canada, Inc.	New Brunswick
Wyndham Worldwide Corporation	Delaware
Wyndham Worldwide Operations, Inc.	Delaware